SHIVA CORPORATION
                Proxy for Annual Meeting of Stockholders
                                June 18, 1998
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert P. Cirrone and M. Elizabeth Potthoff, and each of them, proxies, with full power of substitution, to vote all shares of stock of Shiva Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 18, 1998, at 10:00 a.m., local time, at the Fleet Headquarters, Fleet Center, 75 State Street, 8th Floor, Boston, Massachusetts 02109, and at any adjournments thereof, upon matters set forth in the Notice of of Annual Meeting of Stockholders and Proxy Statement dated April
30, 1998, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND IN THE MANNER DIRECTED BY THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEGFORE THE ANNUAL MEETING.

                         SEE REVERSE SIDE

The Board of Directors Recommends a vote FOR Proposals 1 and 2.

                                          Please mark your
                                          votes as indicated   [ X ]
                                          in this example.

[   ]  To vote for all items AS RECOMMENDED BY THE BOARD OF
       DIRECTORS, mark this box, sign, date and return this Proxy. (No additional vote necessary.)

1.  To elect two members to the Board of Directors,  FOR  WITHHELD
    each to serve for a three-year term as a Class   [  ]   [  ]
    I Director:

Nominees:  Paul C. O'Brien and James L. Zucco, Jr.

For all nominees except as noted below

-----------------------------

2.  In their discretion, the proxies         FOR   AGAINST  ABSTAIN
    are authorized to vote upon such         [  ]   [  ]     [  ]
    other business as may properly come
    before the Annual Meeting or any
    adjournment or postponement thereof
    including without limitation a motion
    to adjourn the Annual Meeting.

------------------------------         MARK HERE FOR ADDRESS     [  ]
------------------------------         CHANGE AND NOTE AT LEFT
------------------------------
                                       MARK HERE IF YOU PLAN TO  [  ]
                                       ATTEND THE MEETING

                                  Date
                                      -------------------------, 1998

                                  -----------------------------------
                                              SIGNATURE

                                  -----------------------------------
                                       SIGNATURE IF HELD JOINTLY

NOTE: If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.


                  Two new ways to vote

   Vote by Telephone                Vote by Internet

It's fast, convenient, and       It's fast, convenient, and
 your vote is immediately         your vote is immediately
 confirmed and posted.            confirmed and posted.

Using a touch-tone phone
 call the toll-free number          WWW.PROXYVOTE.COM
 shown on the voting
 instruction form.

Just follow these 4 easy steps:   Just follow these 4 easy steps:

1. Ready the accompanying Proxy   1. Read the accompanying Proxy
   Statement and voting in-          Statement and voting in-
   struction form.                   struction form.

2. Call the toll-free number      2. Call the toll-free number
   shown on your voting in-          shown on your voting in-
   struction form.                   struction form.

3. Enter your 12 digit Control    3. Enter your 12 digit Control
   Number located on your            Number located on your
   voting instruction form.          voting instruction form.

4. Follow the simple recorded      4. Follow the simple recorded
   instructions.                      instructions.

     Your vote is important!            Your vote is important!


    Do not return Voting Form if you are voting by telephone
                     or Internet.

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